EXHIBIT 10.31


                               eOfficeSuites, Inc.
                                  OFFICE LEASE
                                BASIC PROVISIONS

A. Parties. This Lease ("Lease"), dated for reference purposes only, September 27, 1999 is made by and between eOfficeSuites, Inc., a California corporation (hereinafter "Landlord") and SportsPrize Entertainment, Inc., a Nevada Corporation (hereinafter "Tenant"), (collectively the "Parties," or individually a "Party").

B.   Premises:   That  certain  Suite   commonly   known  by  space  number  131
     (hereinafter "Premises") as shown on Exhibit "B" attached hereto and located within an office building, and street address of 13101 Washington Boulevard, in the City of Culver City, County of Los Angeles, State of California ("Building").

C. Term. Two (2) months and Zero (0) days ("Original Term") commencing October 1, 1999 Commencement Date") and ending November 30, 1999 ("Ending Date").


RECURRING MONTHLY RENT

D.   Base  Rent.  Monthly base rent payable on the first
     day of each month of                                                 $4,000

     Commencing October 1, 1999. A late fee will be charged of ten percent (10%) of any amount due if more than five (5) days late.

E.   Additional Rent.

     (i)    Telephone lines and voice mails      3  @ $125.00  =            $375

     (ii)   Additional Telephone Line(s):           @ $  25.00  =

     (iii)  Additional Telephone Instrument(s):  4  @ $  25.00  =           $100

     (iv)   High Speed Internet Service:         6  @ $  69.00  =           $414

     (v)    E-Mail Boxe(s):                         @ $  10.00  =

     (vi)   Additional Voice Mail:                  @ $  10.00  =

     (vii)  Parking Space(s):  3 Tandem          6  @ $ 65.00  =            $390

     (viii) Storage Space(s):                       @ $ 50.00  =

     (ix)   Other:                                  @        =

TOTAL RECURRING ADDITIONAL RENT                                           $1,279
                                                                           -----

TOTAL MONTHLY RENT (plus Monthly Variable Rent) see Paragraph 5B:         $5,279

F. Monthly Variable Rent. Tenant's monthly credit limit for telephone usage, overnight mail service, photocopying, and other related services shall not exceed N/A in any single month, Paragraph 5B.

NON-RECURRING EXPENSE

G.   Move In Fee.  Tenant shall pay to Landlord a move in fee
     in the amount of:                                                      $450

H.   Internet.  High speed internet service (T1 internet installation) of:  $125

I.   Telephone Installation.  Amount for initial telephone installation of: $125

J.   Pro Rata First Month Rent: N/A

K.   (Payable  )                                                  N/A

L.   Security Deposit.  Security Deposit of                               $5,279

TOTAL NON-RECURRING EXPENSES                                              $5,979

TOTAL AMOUNT DUE AT LEASE SIGNING                                        $16,537



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L.   Permitted Use:  General  Business Office Use: and limited to no more than 8 persons working from said Premises.

M.   Parking Spaces. Tenant is granted 3 tandem reserved parking space(s).

N. Guarantor. The obligations of the Tenant under this Lease are to be guaranteed by None("Guarantor"), Exhibit "B".

O.   Addenda. N/A.

P. Furnishing. Landlord will provide office furniture to Tenant for use in the Premises as more particularly described in Exhibit "C" attached hereto.

Q.   SERVICES INCLUDED WITH BASE MONTHLY RENT

     Voice mail; (ii) 15 hours free use of furnished conference room or office for meetings per month (not cumulative). Additional hours of use will be billed at the rate established in the Price Schedule; (iii) Company name identification on suite door and on Building directory; (iv) Daily mail sorting; (v) Telephone system, professional staff to answer phone; (vi) Janitorial services and utilities (excluding telephone).

R.   SERVICES NOT INCLUDED IN THE BASE MONTHLY RENT

     (i) Word processing, facsimile, postage, photocopying and other support services; (ii) High speed Internet access; (iii) E-Mail; (iv) Web Hosting









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                               GENERAL PROVISIONS

1. PARTIES. This Lease is made by and between eOfficeSuites, Inc. (hereinafter called "Landlord") and Tenant as shown on the Basic Provisions, Page 1, Section A.

2. PREMISES. Landlord agrees to lease to Tenant and Tenant agrees to lease from Landlord the following portions of the Building located at 13101 Washington Boulevard, Los Angeles, California 90066 ("Building").

     (a)  An  exclusive  right to  occupy  Suite  No(s) as  identified  on Basic
          Provisions,   Page  1,   Section  "B";   ("Premises")   with  all  its
          improvements and furnishings; and,

     (b) A non-exclusive right in common with other Tenants of the Building to use the Reception Room, Conference Room(s) and such other common areas provided for Tenant use in the Building by Landlord. Tenant further agrees to abide by the rules and regulations governing the use of said common area facilities as set forth by Landlord from time to time.

3. TERM. The Term of this Lease shall be for the period as specified in the Basic Provisions, Page 1, Section C.

4. POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the Term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above Term be in any way be extended, but in that event, all rent shall be abated during the period between the commencement of said Term, and the time when Landlord delivers possession. Any occupancy prior to the commencement date hereof, shall be subject to all of the provisions of this Lease. If Landlord cannot deliver possession on the commencement date of this Lease, either Landlord or Tenant may cancel this Agreement.

5. (A) RENT Tenant agrees to pay to Landlord as rent for the Premises being the monthly sum as stated in the Base Provisions, Page 1 Section "D", Additional Rent, (Section "E") and monthly Variable Rent, Section "F" (and Paragraph 5B below) on or before the FIRST of each month, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one
          (1) month shall be a prorated portion of the monthly rent herein, based upon a thirty (30) day month. Tenant agrees to pay rent for the entire term of the Lease. Said rent shall be paid to Landlord without deduction or offset. Said payments shall be made payable to: eOfficeSuites, Inc., 13101 Washington Boulevard, Suite 100, Los Angeles, CA 90066 or to such other person or at such other place as Landlord may, from time to time, designate in writing.

     (B) Rent shall include, Base Rent, Additional Rent and Monthly Variable Rent which includes but is not limited to, telephone charges, photocopying, facsimile, overnight mail service, etc. provided by Landlord to Tenant or any charges arising out of Tenant's use of the Premises as provided for herein shall all be deemed Rent. Failure to pay Rent, when due shall constitute an event of material default under this Lease.

7. SECURITY DEPOSIT. Upon execution of this Lease by Tenant, Tenant will pay Security Deposit in the amount of as shown on the Basic Provisions, Page 1, Section "L" with payment made payable to Landlord. Said Security Deposit will not be interest-bearing to Tenant. Said Security Deposit shall not be applied as Rent by Landlord or Tenant except however, upon termination or upon default of this Lease, Landlord may claim and retain such amount of said Security Deposit as is reasonably necessary to remedy any default of the Tenant in the payment of Rent, to damages to the Premises including Landlord's furnishings caused by Tenant (excluding normal wear and tear) or such other sums owed by Tenant to Landlord. Tenant acknowledges inspection of the flooring, wall covering, ceiling and door(s)



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     and furnishing  (described in Exhibit "C") hereto,  by taking possession of the Premises, Tenant acknowledges that the Premises and all its furnishings are in good order and condition except as otherwise stated herein. In the event Tenant has paid all of the Rent and leaves the Premises in good condition and other sums due under this Lease, Landlord shall return to Tenant said Security Deposit, less any offsets from above, within thirty
     (30) days after Tenant vacates the Premises.

8. USE. Tenant shall use the Premises for general office purposes only and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not have more than the number of persons as shown on the Basic Provisions, Page 1, Section L, occupy the Premises on its behalf and only occupy the Premises for the stated business purpose. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants, occupants or use of the Building, or which shall increase the fire insurance rate or the liability insurance rate on the Building. In addition, Tenant shall not use or permit anything to be done in or about the Premises which violates any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not use or store items on the Premises or in the Building including possessing any hazardous or toxic substances. Tenant shall be responsible for any and all costs of said violations, and shall hold Landlord harmless from any such claims against Landlord caused by Tenant's acts or actions.

9. ALTERATIONS, ADDITIONS AND REPAIRS. Landlord shall provide carpets, window coverings and furnishings. Without exception, tenant shall not make any alterations, additions or improvements to or of the Premises or any part thereof without the prior written consent of Landlord. Any alterations or improvements to or of said Premises, including but not limited to wall coverings, paneling and built-in cabinet work, and private security alarms shall, on the expiration of the term hereof, become a part of the realty and belong to Landlord and shall be surrendered with the Premises. Damage caused by the removal of any trade fixtures shall be the responsibility of Tenant. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. Upon expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions or improvements made by Tenant designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole costs and expense, repair any damage to the Premises caused by such removal prior to Tenant's vacating Premises. It is understood and agreed that Landlord is under no obligation to make any repairs, alterations, replacements or improvements to the Premises. Tenant may not make any penetration into the walls, ceilings, roof, floors, except for hanging of no more than three (3) pictures per Premises. Tenant shall be liable for any damage caused by any penetration.

     Landlord shall repair and maintain, within a reasonable period of time, the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by Tenant, its agents, invitees or employees, in which case Tenant shall be responsible to pay the reasonable cost of such maintenance and repairs.

     Landlord may in the future remodel or refurbish portions of the Building. Such remodeling and/or refurbishing may include Tenant's Premises. Tenant further agrees that Tenant will not, through any act or omission on the part of Tenant, in any way hinder, impede, or frustrate the efforts of the Landlord in completing such remodeling or refurbishing in a timely fashion.

10. LIENS. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed or from any obligations incurred by Tenant, or permit the use of the leased Premises by any person or persons other than Tenant.

11. ASSIGNMENT AND SUBLETTING. Tenant shall not assign or sublet or permit the use of the Premises by any person or persons other than Tenant without the prior written approval of Landlord.



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     Any  subletting or assignment of this Lease or the Premises which is not in compliance with the provisions of this paragraph shall be void and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to a subletting or an assignment shall not be construed as releasing Tenant from any liability or obligation hereunder. In no event shall Tenant sublet all or any part of the Premises for a rent greater than Tenant is paying to Landlord. This includes no assignment or sublease by Tenant to any corporation or entity in which more than twenty-five percent (25%) for Tenant's Premises.

12. TELEPHONE SYSTEM. The exclusive telephone system for the Premises will be provided by Landlord for which Tenant will be obligated to pay on at least a monthly basis all charges and costs in connection therewith as part of the monthly variable Rent as provided for in Page 1, Section "E" and Paragraph 5B of this lease together with Tenant's payment of Monthly Base Rent and Additional Rent. Tenant is not to use or have installed any other telephone service onto the Premises other than provided by Landlord. Tenant has been provided with a credit limit, see Basic Provisions, Page 1, Section F of this Lease. If Tenant should exceed said credit during or at the end of any monthly period, Tenant agrees that Landlord without notice shall have the right to immediately disconnect Tenant's telephone services and cease all other services under Basic Provision Section, E and paragraph 5 of this Lease including not answering Tenant's telephone by the receptionist and all other additional rent services until paid in full.

13. INDEMNIFICATION. Tenant shall at all times mentioned herein (including paragraph 20. Default) indemnify and hold Landlord harmless from any and all costs, claims or liability of any kind including direct, indirect, incidental, special or consequential damages arising out of: (a) Tenant's use and occupancy of the Premises, (b) the conduct of Tenant's business or any work, activity or other things allowed or permitted by Tenant to be done in or on the Premises; (c) any breach or default in the performance of any of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; and/or (e) any other acts or omissions of Tenant, its agents, employees or contractors; (f) loss of use or change of any service provided by Landlord including telephone, internet and others unauthorized access to or alteration of data, material sent or received. As a material part of the consideration for Landlord's execution of this Lease, Tenant hereby assumes all risk of damage to property or injury to persons in, or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. Tenant expressly agrees to waive, and agrees not to make any claim for damages, direct or consequential, arising out of any failure to furnish any service, error or omission with respect thereto, or any delay or interruption of the same.

14. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease, a policy of comprehensive public liability insurance with extended coverage insuring Landlord and Tenant against fire, theft, or other insurable loss, any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Tenant shall deliver to Landlord, prior to occupancy of the Premises, copies of polices of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord and with Landlord being a named insured. No policy shall be cancelable or subject to reduction or coverage except after ten (10) days prior written notice to Landlord. Tenant is urged to obtain business interruption insurance to cover any loss caused by interruption of any Landlord services.

15. SERVICES AND UTILITIES. Throughout the term of this Lease, and all renewal terms, Landlord, at its sole expense, shall furnish or cause to be furnished to Tenant the following services and utilities:

     (a) Electricity: Electric current in such quantities as Tenant may reasonably require for ordinary lighting and light business machine purposes;
     (b) Air Systems: Heating, ventilation and air conditioning during regular business hours as specified in the Rules and Regulations;



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     (c)  Exterior  Maintenance:  Maintenance  of exterior  surfaces and grounds surrounding the Building, including both garage levels;
     (d) Telephone; telephone system;
     (e) Janitorial Services: Janitorial services as provided by Landlord shall include, but shall not be limited to, the following: emptying of refuse baskets, vacuuming of carpets, damp mopping of floors, cleaning of bathrooms, supplying normal bathroom supplies and interior and exterior window cleaning.

     To the extent that Landlord provides Tenant with individual thermostats to control the temperature in the Premises, Tenant shall be solely responsible for any damage or problems caused by Tenant's improper use of said thermostats. Further, Tenant shall not use any apparatus or device in the Premises which will in any way increase the amount of electricity usually furnished or supplies for the use of the Premises as general office space; nor connect with electrical current except through existing electrical outlets in the Premises, any apparatus or device for the purpose of using electric current. In the event Tenant has an excess demand for electricity, as determined by Landlord, Tenant agrees to pay Landlord as reasonable power surcharge as estimated by a utility company or electrical engineer.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall, from time to time, promulgate. Landlord reserves the right, from time to time, to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules by any other tenants or occupants. Attached to and made a part of this Lease is a list of rules and regulations which shall be signed by Tenant and Landlord, and which shall be incorporated into the Lease.

17. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the agreed upon Ending Date, such occupancy shall be a tenancy from month-month at the normal monthly rental specified in "D" on page 1, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy. Either Party may terminate a month-to-month tenancy upon thirty (30) days written notice.

18. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary without abatement of rent. Landlord shall have at all times a key with which to unlock all of the doors to the Premises, excluding files and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, without liability to Tenant except for any failure to exercise due care for Tenant's property.

19. DAMAGE AND RECONSTRUCTION. In the event of damage greater than fifty percent (50%) of the Premises, either Party shall have the right to terminate this Lease.

20. DEFAULT. The occurrence of any of the following events shall constitute a material default and breach of the Lease by Tenant, permitting Landlord to immediately terminate this Lease and/or recover possession and damages from
     Tenant:

     (a) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder including Additional Rent, as and when due, where such failure continues for a period of five (5) days after written notice hereof from Landlord to Tenant.



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          (1) If Tenant has not paid the Rent in full, by the fifth (5th) day of the month, said amount is deemed delinquent and Tenant shall pay a late charge equal to ten percent (10%) of such installment. If the rent is not paid in full by the tenth (10th) of the month, Landlord may disconnect Tenant's telephone services, without further notice, and discontinue all other variable services until the Rent and all charges are paid in full, in which event the rent still accrues and Tenant waives any and all claims for damages against Landlord by reason of the termination of said service. Landlord shall not be liable for any loss of business or damages of any sort occurring through, or in connection with, or incidental to the furnishing of any variable services, or failure to furnish, telephone or reception service, or for authorizing or permitting the telephone vendor to disconnect Tenant's telephone service if Tenant has not paid its rent and variable expenses in full.

          (2) If two or more checks are dishonored by Tenant's bank in a twelve-month period, Landlord may require, during the balance of Tenant's tenancy, payment by cashier's check or money order. Tenant's failure to comply therewith will constitute a material breach and permit Landlord to terminate this Lease. Tenant hereby agrees to pay the sum of Twenty Dollars ($20.00) for each dishonored check.

     (b) The failure by Tenant to observe or perform any of the provisions of this Lease to be observed or performed by Tenant, other than described in paragraphs (a) and (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant. In the event any such default, in addition to the remedies specified above, Landlord may exercise any rights or remedies available to Landlord under the laws or judicial decision of the State of California.

21. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the Parties hereto.

22.  NOTICES.   Any  notice  to  Landlord   shall  be  sent,  in  writing,   to:
     eOfficeSuites, Inc. 13101 Washington Boulevard, #100, Los Angeles, CA 90066, and any notice to Tenant shall be sent or hand delivered, in writing, to Tenant's Premises in the Building. Either Party may provide for a different address by notifying the other Party, in writing, of said change as provided for herein.

23. ENTIRE AGREEMENT, MERGER AND WAIVER. This Lease Agreement and its Exhibits expresses and contains the entire agreement of the Parties hereto and there are no warranties, representations, or agreements between them, except as herein contained. This Lease supersedes any prior agreement, and may not be modified, amended or supplemented except in writing signed by both Landlord and Tenant. No consent given or waiver made by Landlord of any breach by Tenant of any provision of this Lease shall operate or be construed in any manner as waiver of any subsequent breach of the same or of any other provision.

24. HIRING LANDLORD'S EMPLOYEES. Tenant agrees in the event that Tenant hires Landlord's employees during the term of the Lease, extension or renewal of this Lease, or within sixty (60) days after Tenant moves out of the Building, Tenant shall be liable to Landlord for damages payable upon demand, in the sum of twenty-five percent (25%) of the annual compensation of each employee involved. It being mutually agreed by Tenant and Landlord that this provision for liquidated damages is reasonable and that the actual damage which would be sustained by Landlord as the result of failure to keep the agreement would be, from the nature of this case, impractical or extremely difficult to fix. This compensation for liquidated damages is in addition to Landlord's right to immediately terminate this Lease for breach thereof and to obtain a restraining order against tenant.

25. EXEMPTION OF LANDLORD FROM LIABILITY; WAIVER. Landlord shall not be liable for any damage or injury either directly, indirectly, incidental, special or consequential damages to the



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     person,  business  (or  any  loss  of  income  therefrom),   goods,  wares,
     merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Premises, whether such damage or injury is caused by or results from: (a) fire, steam electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, pluming, air conditioning or lighting fixture or any other case; electricity, telephone or Internet access or disruption to Tenant's business; (c) conditions arising in or about the Premises or upon other portions of any Building of which the Premises is a part, or from other sources or places; or (d) any act or omission of any other Tenant of which the Premises is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means or repairing such damage or injury are not accessible to Tenant. Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for the foregoing damages from any cause arising at any time. The provisions of this Section shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct. It is recommended that Tenant maintain a back up modem in the event there is any interruption in Landlord's high speed internet access. Tenant acknowledges that there is no alarm system servicing the Premises or Building. Any security devices including camera, window, contacts are for different purposes and not to be relied upon by Tenant. Tenant shall not hold Landlord responsible or liable for absence of security. Landlord shall not be liable for any damages, theft of any vehicle on or near the Premises.

26. SUITE KEYS. Tenant shall receive six (6) suite keys for the suite leased. In the event Tenant loses this key, or any other keys issued by Landlord to Tenant, Tenant shall be charged and pay the sum of Twenty Five Dollars ($25.00) for each key.

27. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

28. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

29. JOINT AND SEVERAL LIABILITY. All Parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

30. NO OPTION. The submission of this Lease for examination does not constitute a reservation of or option to lease the Premises and this Lease becomes effective only upon execution and delivery thereof by Landlord and Tenant.

31. ESTOPPEL CERTIFICATES. Within ten (10) days after delivery to Tenant by Landlord or its representative, Tenant shall execute acknowledge and deliver to Landlord an Estoppel Certificate in the form provided by Landlord certifying (a) that this Lease is unmodified and in full force and if there have been modifications, that this Lease is in full force, as modified together with the date and nature of each modification; (b) the amount of Base Rent, most recent, and the date to which the rent has been paid; (c) that there are no defaults under the Lease claimed by Tenant; and
     (d) other matters as may be reasonably requested by Landlord.

32. ATTORNEY FEES. In the event any legal action arises as a result of any breach of this lease or its interpretation, the prevailing Party shall be entitled to its' reasonable attorney fees and costs associated with such enforcement including its expenses prior to the bringing of any lawsuit.

33. TIME IS OF THE ESSENCE. Time is of the essence in the Lease and all of its provisions.

35. FORCE MAJEURE. If Landlord shall be delayed or prevented from the performance of any act required under this Lease by reason of acts of God, strikes, lockouts, labor trouble, restrictive governmental laws or regulations, or other causes without fault and beyond the control of the Landlord, performance of said act(s) shall be excused for the period of the delay, except nothing in this Section excuses Tenant from prompt payment of any rent or other changes as required elsewhere in this Lease.


The Parties hereto have executed this Lease on the date above, and agree to be bound by its terms.

By:
    "LANDLORD:                               "TENANT"
    eOfficeSuites, Inc.,
    A California Corporation


    By: /s/ [Illegible]                      By:  /s/ B.R. Cameron
        ------------------------------           SportsPrize Entertainment, Inc.
                                                 President and CFO

    DATED: 9/27/99                           DATED: 9/27/99
                               eOfficeSuites, Inc.
                           13101 Washington Boulevard
                             Los Angeles, CA 90066

                                 PRICE SCHEDULE
                                 --------------

                       Additional Services Available on a
                              "Pay as Needed" Basis

                                 COMMUNICATIONS
                                 --------------


A. T1 Internet service                                            $ 69.00/month
   Internet installation                                          $125.00
   e-mail service                                                 $ 10.00/month
   web hosting service                                             per schedule
B. Postal Services:
   Postage Plus                                                   20%

C. FedEx, UPS and Messenger Service available.
   Contact Communications Dept. for pricing and delivery options

D. Fax Services:
   Incoming (per page)                                            $1.50
   Outgoing
      Domestic (first page)                                       $1.50
      Domestic (each additional page)                             $1.50
      International (first page)                                  $5.00
      International (each additional page)                        $1.50

E. Conference Facilities:
   Garden & 2nd Floor Conference Rooms (one hour min.)            $25.00/hour
                                                                  $125.00/day

   Lobby & Executive Conference Rooms (one hour min.)             $45.00/hour

   Coffee set-up (includes coffee, tea & water, cups,
   sugar, etc.) - for Conference Room reservations only           $15.00/pot

F. Administrative Assistance - (clerical duties to include
   collating, sorting, mailing, mail forwarding, etc.)            $15.00/hr

COPYING
   Copies                                                         $ 10/each
   Copier Card replacement                                        $15.00


TELEPHONE & VOICE MAIL

     A.  2 Telephone lines, 1 fax line & 1 telephone instrument   125.00/month
     B.  Telephone installation (3 lines)                         $125.00
     C.  Additional telephone instrument                          $25.00/month
     D.  Additional telephone line                                $25.00/month
     E.  Additional voice mail                                    $10.00/month

STORAGE
     Small locker                                                 $60.00/month
     Large locker                                                 $100.00/month

PARKING
     Reserved - per space                                         $65.00/month
     Unreserved - per space                                       $40.00/month
     Garage remote replacement                                    $35.00

SIGNAGE (Included in move in fee)
     Door sign                                                    $25.00
     Building Directory Listing                                   $25.00

SUITE KEYS
     Additional key                                               $5.00/each
     Lost Key (includes one new suite key)                        $25.00
     Change of Suite Lock                                         $100.00

INCIDENTAL LABOR
     One hour minimum, 48 hour notice require                     $35.00/hour

RETURNED CHECK FEE                                                $20.00

MOVE IN FEE or INTERNAL MOVE                                      $150.00
MOVE IN CREDIT CHECK                                              $35.00
                               eOfficeSuites, Inc.
                           13101 Washington Boulevard
                             Los Angeles, CA 90066

                             Rules and Regulations
                             ---------------------

1) Tenant advertisement, name or notice shall not be inscribed, displayed, printed or affixed on or to any part of the Building premise without the written consent of the Landlord.

2) Passages in the common areas, shall not be obstructed by the tenants or tenants' possession.

3)   Tenant shall not alter locks or add locks.

4)   Restrooms shall be used only for purpose in which it was constructed.

5)   Tenant  shall not  overload  the floor of the  Premises (50 lbs. per square foot) place in the Premises or install refrigerators, fish tanks, water filled devices, or deface the premises.

6) NO furniture, appliance, freight or equipment of any kind shall be brought into the Building without prior written approval from the Landlord.

7) Tenant shall not keep or use foul or noxious gases or substances on the Premises.

8) Tenant shall not cook, wash, lodge or perform any improper, objectionable, unlawful or immoral activity.

9) Tenant shall not use or keep flammable/combustible substances in the Building.

10) Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

11) Tenants and guests shall not smoke in any part of the Building including the atrium area.

12) Tenant shall not introduce electrical/telegraphic or any other wiring to the Premises without written consent of Landlord.

13)  Tenant shall not introduce telephonic equipment to the Premises.

14) Landlord at its sole expense shall furnish heating, ventilation and air-conditioning during the hours of 8:30 a.m. to 5:30 p.m., Monday through Friday except holidays.

15) NO vending machines or appliances of any description shall be installed by Tenant without written consent of Landlord.

16) Access to business support services consisting of: reception area, waiting area, administrative room, phone answering, word-processing, postal and conference room usage is limited to normal business hours of 8:30 a.m. to 5:30 p.m., Monday through Friday except holidays.



                                      -12

17) Landlord reserves the right to exclude or expel from the Building any persons who in any manner, act in violation of this Lease and any of the rules and regulations of the Building including excess noise.

18) Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

19) Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address without written consent of Landlord.

20) Landlord has right to control the public portions, facilities, heating and air conditioning as well as facilities furnished for the common use of the Tenants as it deems best for the benefit of the Tenants generally.

21) Tenant doors and doors opening to public corridors on the Building shall be kept closed.

22)  Tenant must use at desk area a chair mat for the carpet.

23) Tenant shall not warehouse, store and/or stock items in the Premises or about the Premises including goods, boxes, records and supplies.

24) Tenant shall not do anything which will cause any usual wear and tear to Landlord's furnishings.

25) No pets allowed. Pets are defined as any living being other than plants and humans.

26) Tenant accepts responsibility for the actions and behavior of its visitors (adult or child). Should the visitor in the judgment of the Landlord create a problem, the Tenant agrees to control or remove, if necessary, said visitor from the premise and pay for any damages.

27) It is the Tenant's responsibility to review additional "move-in-package" for general information and suggestions.

28)  Tenant shall not have a private security alarm.

29) Tenant parking is available on a reserved basis only at Landlord's prevailing rates. Parking spaces may be reserved on an availabilit basis. Tenants may only park in the spaces designated by Landlord. Violators will be towed at Tenant's expense. Parking spaces are for passenger vehicles only no trucks or oversized vehicles are permitted. All vehicles are to be properly maintained to prevent the loss of fluids, oil, petroleum products or liquids on the parking surface. Visitors parked in reserved spaces will be towed, at their expense. All Tenants shall be responsible for alerting their visitors about the towing policy.

30) Tenant may move-in or move-out of the Building during the days and hours as expressly prescribed by the Landlord and may only use those areas, corridors, hallways, stairways, elevators, entrances and exits as specified by the Landlord. Tenant shall be fully responsible for any damages it may causes to the Building by Tenant's moving.

31) Tenant's internet connection provided by Landlord will not be used to violate any laws, interfere or disrupt other Tenants' use, connection, or transmissions or enjoyment of similar services.

32) In order that the air conditioning and heating, system ("System") may efficiently operate, no windows shall be opened during normal business hours or while the System is operational. If Tenant should be in violation after a written warning, Tenant shall be charged $100.00 for each violation thereafter. A new violation shall be if the window is not completely closed within a reasonable time after delivery of said written notice of violation. The Tenant agrees this charge is reasonable because it would be impractical or extremely difficult to fix the exact amount of costs.

33) Landlord to include the use of 3 computer gateway computers and 1 fax machine for the term of the lease and 1 hour of technical support time.

Tenant has read and understands and agrees to be bound by the above Rules and Regulations


                                             Tenant



Date: 9/27/99                                /s/ B.R. Cameron
                                            -----------------------------------
                                            President and CFO
                                            SportsPrize Entertainment

                  Floor Plan of the Suite Identifying Suite(s)
                                   (Premises)
                                   ----------

                                   Exhibit "B"

                                List of Furniture
                                -----------------

                                  Exhibit "C"




Tenant: Suite 131 To be Provided

Furniture Inventory
Acknowledgement



  Suite No.      Large       Round     Black File    Roller       Chair       Back         Desk        Phone        Other
                 Desk        Table      Cabinet      Drawers                  Board        Pads                    [Illegible]
     131           6           1                       6           10          3            7            7           1
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Totals:
-----------------------------------------------------------------------------------------------------------------------------

Acknowledged by: -----------------------

  Dated: -------------------------------

ALLIANCE BANK WIRE TRANSFER INSTRUCTIONS
----------------------------------------

SPECIFY NAME AND ADDRESS OF BANK FUNDS ARE BEING DEPOSITED TO:

ALLIANCE BANK
100 CORPORATE POINT
CULVER CITY, CA  90230

ROUTING NUMBER (ALLIANCE BANK):
122237997

DEPOSITED TO ACCOUNT:
EOFFICESUITES, INC.
01 043 293 (Alliance Bank #1)
01 043 234 (Alliance Bank #2)

310 410 9281 - Main Branch)

                    Floor Plan of Suite Identifying Suite(s)
                                   (Premises)
                                   ----------

                                  Exhibit "B"

                                   Suite 131


Suite to include new paint and carpet comparable to other new suites in the building.